UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2011

Date of Report

(Date of earliest event reported)

WIZZARD SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	001-33935	87-0609860
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

5001 Baum Boulevard

Pittsburgh, Pennsylvania 15213

(Address of principal executive offices)

(412) 621-0902

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

During its regularly scheduled conference call held on May 17, 2011, Christopher J. Spencer, the President of Wizzard Software Corporation, a Colorado corporation (the “Company”), made the following statement:

Mr. Spencer stated that the Company’s Board of Directors had granted approval for management to begin the process of spinning off the Company’s profitable healthcare business to Wizzard shareholders as a separate, new public company.  This approval included having the financial statements for the healthcare business audited, preparing an S1 registration statement, beginning negotiations for the acquisition of additional healthcare businesses going forward and outlining the share for share value exchange for existing shareholders, to be approved by the Board of Directors.  Mr. Spencer further stated that the reason for this proposed spin-off of the healthcare business was primarily to increase shareholder value and to be able to market the Company’s growing media business to the investment public as a stand-alone media company.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  These statements relate to future events or our future financial performance. These statements are only predictions and may differ materially from actual future results or events. You should not place undue reliance on forward-looking statements.  There are important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, but not limited to risks associated with changes in general economic and business conditions, actions of our competitors, the extent to which we are able to develop new services and markets for our services, the time and expense involved in such development activities, the level of demand and market acceptance of our services, changes in our business strategies and acts of terror against the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION,

a Colorado corporation

Dated:  5/17/2011

By /s/ Christopher J. Spencer

Christopher J. Spencer, President